10.10

SENATOR GROUP, LLC

49 N. Federal Highway, # 326 Pompano Beach, Florida 33062 Phone: (954) 545-2999 senatorgroup1234@gmail.com

January 16, 2015

Global Boatworks, LLC
2637 E. Atlantic Blvd., # 134
Pompano Beach, FL 33062

RE: Luxuria I
Plans / Specifications
Invoice # 01

INVOICE

Supervision / Labor / Administration / Consulting Services / Ronald Rowe
For Planning and Structure of Building Vessels (Luxuria I) in South Florida.

INVOICE TOTAL: $ 800.00

SENATOR GROUP, LLC

49 N. Federal Highway, # 326 Pompano Beach, Florida 33062 Phone: (954) 545-2999 senatorgroup1234@gmail.com

February 12, 2015

Global Boatworks, LLC
2637 E. Atlantic Blvd., # 134
Pompano Beach, FL 33062

RE: Luxuria I
Plans / Specifications
Invoice # 02

INVOICE

Supervision / Labor / Administration / Consulting Services / Ronald Rowe
For Planning and Structure of Building Vessels (Luxuria I) in South Florida.

INVOICE TOTAL: $ 800.00

SENATOR GROUP, LLC

49 N. Federal Highway, # 326 Pompano Beach, Florida 33062 Phone: (954) 545-2999 senatorgroup1234@gmail.com

April 2, 2015

Global Boatworks, LLC
2637 E. Atlantic Blvd., # 134
Pompano Beach, FL 33062

RE: Luxuria I
Plans / Specifications
Invoice # 03

INVOICE

Supervision / Labor / Administration / Consulting Services / Ronald Rowe
For Planning and Structure of Building Vessels (Luxuria I) in South Florida.

INVOICE TOTAL: $ 1,600.00